UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2006 (December 31, 2005)

CIT Equipment Collateral 2003-EF1
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-53688-02	02-6166260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o M&T Trust Company of Delaware
499 Mitchell Road, MC 101-591
Millsboro, Delaware 19966
(Address of principal executive offices and zip code)

Registrants’ telephone number, including area code: (410) 244-4626

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

(c).	Exhibits.

          The following are filed herewith. The exhibit numbers correspond with items 601 of Regulation S-K.

Exhibit No.	Description

99.1	Pool Data Report

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CIT GROUP/EQUIPMENT FINANCING, Inc., as Servicer

	By:	/s/ Usama F. Ashraf

Name: Usama F. Ashraf
Title: Vice President

Dated: March 15, 2006